FINANCIAL EXPENSES, net	12 Months Ended
Dec. 31, 2022
FINANCIAL EXPENSES, net
FINANCIAL EXPENSES, net

NOTE 23 - FINANCIAL EXPENSES, net:

	Year Ended December 31,
	2022	2021	2020
	U.S dollars in thousands
Financial income:
Fair value gains on derivative financial instruments	13,422	—	—
Gains on financial assets at fair value through profit or loss	—	—	94
Interest from bank deposits	140	51	176
	13,562	51	270
Financial expenses:
Interest for lease liabilities	430	395	405
Issuance costs with respect of warrants	958	—	—
Loss from changes in exchange rates	40	28	9
Interest and royalties expenses related to borrowing and payable in respect of intangible assets purchase	40,903	16,172	12,045
Other	56	65	300
	42,387	16,660	12,759
Financial expenses (income), net	28,825	16,609	12,489

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